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                       Supplement dated July 23, 1999 to
             Statement of Additional Information dated May 1, 1999

  Effective July 23, 1999, the Portfolios have the authority to deal in forward foreign exchange transactions to further a Portfolio's investment objectives, in addition to the hedging activities described under "Foreign Currency Transactions and Forward Foreign Currency Contracts" on pages 34-36 of the Statement of Additional Information. However, in no event will a Portfolio enter into forward foreign currency contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of currency in excess of the value of that Portfolio's holdings denominated in or exposed to that currency (or a proxy currency considered to move in correlation with that currency), or exposed to a particular securities market, or futures contracts, options or other derivatives on such holdings. A Portfolio may purchase and sell forward foreign currency contracts in combination with other transactions in order to gain exposure to an investment in lieu of actually purchasing such investment.

         Investors should retain this supplement for future reference.

Form No. 1210-9A
    15-21771-00